UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 3rd, 2021

GLOBE NET WIRELESS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-172172	N/A
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

10370 USA Today Way

Miramar, Fla 33025

(Address of principal executive offices and Zip Code)

(954) 715-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 3rd, 2021, the Company finalized two separate Convertible Promissory Notes, Securities Purchase Agreements, and ancillary agreements (collectively, the “Agreements”) with the Leonite Fund I, LP. and MCUS LLC.

Per the terms of the Agreements with the Leonite Fund I, L.P., the Company was tendered $410,000, which is open with right of redemption for nine months. Pursuant to the Agreements, we shall use the net proceeds for immediate cash infusion for normative working capital purposes and capital expenditures. There are no other restrictions on future financing transactions. The Agreement does not contain any right of first refusal or penalties. The Leonite Fund I LP has agreed that neither it nor any of its affiliates shall engage in any short-selling or hedging of our Common Stock during any time during the term of the Agreements. Pursuant to the Agreements, the Company is required to register all shares which the Leonite Fund I LP may acquire.

Also on September 3rd, 2021, the Company finalized a Promissory Convertible Note, Securities Purchase Agreement and ancillary agreements (collectively, the “Agreements”) with MCUS LLC. Per the terms of the Agreements with MCUS LLC., the Company was tendered $500,000, which the Company shall use the net proceeds for immediate cash infusion for normative working capital purposes and capital expenditures. The Note is open with right of redemption for nine months. MCUS LLC has agreed that neither it nor any of its affiliates shall engage in any short-selling or hedging of our Common Stock during any time during the term of the Agreements. Pursuant to the Agreements, the Company is required to register all shares which the Leonite Fund I LP may acquire.

The foregoing is a summary description of certain terms of the Agreements. For a full description of all terms, please refer to the copy of the Agreements which are filed herewith as Exhibits 10.1 et seq. to this Current Report on Form 8-K and incorporated herein by reference. All interested parties are encouraged to read the entire text of the listed Agreements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are filed as part of this Report.

Exhibit Number	Description

10.1	Convertible Promissory Note of September 1st, 2021, with the Leonite Fund I LP

10.2	Securities Purchase Agreement of September 1st, 2021, with the Leonite Fund I LP

10.3	Warrant Agreement of September 1st, 2021, with the Leonite Fund I LP

10.4	Convertible Promissory Note of September 1st, 2021, with MCUS LLC

10.5	Securities Purchase Agreement of September 1st, 2021, with MCUS LLC

10.6	Warrant Agreement of September 1st, 2021, with MCUS LLC

10.7	Registration Rights Agreement of September 1st, 2021, with MCUS LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9th, 2021

SEEDO CORP.

/s/ Charles Arnold
	By:	Charles Arnold, Dir., CEO